UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On March 2, 2009, the Company’s Board of Directors, based on the recommendation of its Compensation Committee, took the following actions with respect to 2008 performance awards, 2009 performance award targets, and 2009 base salaries:

2008 Performance Awards

Performance awards for the Company’s executive officers in 2008 were based 80% on EBITDA targets and 20% upon the satisfaction of strategic measures by each officer. The Company did not achieve the requisite EBITDA thresholds in 2008 and as a result, none of the EBITDA-based performance awards were earned. The Board determined that performance awards for the executive officers should be approved based on satisfaction of their strategic measures for 2008. However, prior to the Board’s determination, the Company’s executive officers notified the Board that each of them had elected to forego any performance award for 2008 in light of the adverse economic conditions impacting the Company, its employees and stockholders. As a result, the Company’s executive officers will not receive any performance awards for 2008.

2009 Performance Award Targets

The Board approved performance award target amounts for each of the Company’s executive officers for 2009. The target amounts generally reflect a decrease of approximately 50% from 2008 targets. The target amounts for the Chief Executive Officer, Chief Financial Officer and the other named executive officers are set forth below:

Name	2009 Bonus Target
Brett White President and Chief Executive Officer	$850,000
Calvin W. Frese, Jr. Global Chief Operating Officer, Senior Executive Vice President and President—Americas	$450,000
Robert E. Sulentic Chief Financial Officer and President—Development Services	$450,000
Rob Blain President—Asia Pacific	$260,000

2009 Annual Base Salary Reductions

At management’s request, the Board approved a decrease to the annual base salaries of the officers named below and all other U.S.-based executive officers, effective March 15, 2009. The reductions range from 6.7% to 11.8% for the executive officers. The reduced 2009 annual salaries for the Chief Executive Officer, Chief Financial Officer and the other named executive officers are set forth below:

Name	2009 Annual Base Salary
Brett White President and Chief Executive Officer	$765,000
Calvin W. Frese, Jr. Global Chief Operating Officer, Senior Executive Vice President and President—Americas	$553,000
Robert E. Sulentic Chief Financial Officer and President—Development Services	$529,000
Rob Blain President—Asia Pacific	$481,000

The Company intends to provide additional information regarding the compensation awarded to its executive officers for the year ended December 31, 2008 in the proxy statement for the Company’s 2009 annual meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2009	CB RICHARD ELLIS GROUP, INC.

	By:	/S/ ROBERT E. SULENTIC
Robert E. Sulentic Chief Financial Officer and President–Development Services